UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2018

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 20, 2018, Targa Resources Corp. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC (each, a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Agreement, the Company may sell from time to time through the Managers, as the Company’s sales agents, shares of the Company’s common stock, par value $0.001, having an aggregate gross sales price to the public of up to $750,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, any other national securities exchange or facility thereof, a trading facility of a national securities association or an alternate trading system, to or through a market maker or directly on or through an electronic communication network or any similar market venue, at market prices, in block transactions or as otherwise agreed by the Company and one or more of the Managers.

Under the terms of the Agreement, the Company may also sell Shares from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Shares to any Manager as principal would be pursuant to the terms of a separate terms agreement between the Company and such Manager.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-211522), filed on May 23, 2016.

The Managers and their affiliates have, from time to time, and may in the future perform, various financial advisory and commercial and investment banking services for the Company and its affiliates, for which they have received and in the future will receive customary compensation and expense reimbursement. In addition, affiliates of certain of the Managers are lenders under the Company’s senior secured revolving credit facility (the “Credit Facility”), and our subsidiary Targa Resources Partners LP’s senior secured revolving credit facility (the “TRP Revolver”) and accounts receivable securitization facility (the “TRP Securitization Facility” and, together with the Credit Facility and the TRP Revolver, the “Credit Facilities”). To the extent the Company uses proceeds from the sale of Shares to repay indebtedness under any of the Credit Facilities, as applicable, such affiliates may receive proceeds from this offering.

Certain of the Managers are also sales agents under the Equity Distribution Agreement dated May 9, 2017 among the Company and the other sales agents party thereto (the “2017 Sales Agreement”).

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. Legal opinions relating to the Shares are included as Exhibit 5.1 hereto.

Item 1.02	Termination of a Material Definitive Agreement.

On September 20, 2018, the Company terminated the Equity Distribution Agreement dated December 2, 2016 (the “2016 Sales Agreement”) among the Company, Barclays Capital Inc., Capital One Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC (each, a “Sales Agent” and collectively, the “Sales Agents”). The 2016 Sales Agreement was terminable at will upon notification by the Company with no penalty. Pursuant to the terms of the 2016 Sales Agreement, the Company was entitled to sell from time to time through the Sales Agents, shares of the Company’s common stock, par value $0.001, having an aggregate gross sales price to the public of up to $750,000,000.

As a result of the termination of the 2016 Sales Agreement, there will be no further sales of common stock thereunder.

The Sales Agents and their affiliates have, from time to time, and may in the future perform, various financial advisory and commercial and investment banking services for the Company and its affiliates, for which they have received and in the future will receive customary compensation and expense reimbursement. In addition, affiliates of certain of the Sales Agents are lenders under the Credit Facilities. The Company used a portion of the proceeds from the sale of common stock under the 2016 Sales Agreement to repay indebtedness under the Credit Facilities and, accordingly, such affiliates received proceeds from that offering. Certain of the Sales Agents are also sales agents under the Agreement described under Item 1.01 above and the 2017 Sales Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibits

1.1	Equity Distribution Agreement, dated September 20, 2018, by and among the Company, Morgan Stanley & Co. LLC, Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Shares.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2018	TARGA RESOURCES CORP.

	By:	/s/ Jennifer R. Kneale
	Name:	Jennifer R. Kneale
	Title:	Chief Financial Officer

4